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                                                                   Exhibit 10.10

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         This is a First Amendment to the Employment Agreement entered into the 9th day of September, 1994, by and between NEENAH FOUNDRY COMPANY, a Wisconsin corporation, and its affiliated companies, to-wit, NEENAH CORPORATION, HARTLEY CONTROLS CORPORATION and NEENAH TRANSPORT, INC., hereinafter called the Employer, and JAMES P. KEATING, JR., of Neenah, Wisconsin, hereinafter called the Employee.

         WITNESSETH:

         WHEREAS, the parties desire to amend the aforesaid employment agreement.

         NOW, THEREFORE, it is agreed between the parties that the employment agreement be as amended as follows:

         1. That Section 11 be deleted in its entirety and replaced with the following Section 11.

                  "11.     Supplemental Employee Retirement Payments (SERP).
                           As additional consideration for entering into this Employment Agreement, which Employment Agreement ends prior to Employee reaching age sixty-five, Employer agrees that at the end of this Employment Agreement period, Employee shall be paid full benefits under Employer's SERP plan as if he retired at age sixty-five without regard to Employer's right to amend, modify or revoke the SERP Plan. The SERP payments will commence on July 1, 1997. Employer and Employee agree that Employee's benefits under the SERP plan shall be fully vested and irrevocable as of the date of this Agreement."

                  2. All other terms and conditions of the employment agreement, except as modified by this first amendment, are agreed by both parties to be in full force and effect and binding on their heirs, personal representatives, successors and assigns.


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                  IN WITNESS WHEREOF, the parties have set their hands and seals this 23rd day of July, 1996.


In the Presence of:


                                          COMPANY:

                                          NEENAH FOUNDRY COMPANY


                                          By: __________________________________
                                              Name:
                                              Title:

                                          NEENAH CORPORATION


                                          By: __________________________________
                                              Name:
                                              Title:

                                          HARTLEY CONTROLS CORPORATION


                                          By: __________________________________
                                              Name:
                                              Title:


                                          NEENAH TRANSPORT, INC.


                                          By: __________________________________
                                              Name:
                                              Title:


                                          CONSULTANT:



                                          ______________________________________
                                          James P. Keating, Jr.


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